UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

EVOLUTION PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-32942	41-1781991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Blvd., Suite 1300, Houston, Texas 770042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 29, 2012, Evolution Petroleum Corporation, a Nevada corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with Texas Capital Bank, N.A. (the “Bank”).  The Credit Agreement currently provides the Company with $5,000,000 of borrowing capacity under a revolving credit facility (the “facility”), expandable up to $50,000,000 as may be requested by the Company, subject to additional credit approval of the Bank.  A portion of the facility not in excess of $1,000,000 is available for the issuance of letters of credit.

The facility is unsecured and has a term of four (4) years.  Proceeds of any loans may be used for the acquisition and development of Oil and Gas Properties (as defined in the facility), the issuance of letters of credit, and for working capital and general corporate purposes.

No borrowings are currently outstanding or requested under the facility.

The facility contains certain customary covenants, including restrictions on the Company or its subsidiaries from pledging their assets, incurring Indebtedness outside of the facility other than permitted indebtedness (as defined), and restrictions on certain asset sales. The facility also contains financial covenants including a requirement that the Company maintains a current ratio of not less than 1.5 to 1, certain minimum ratios of total funded Indebtedness to EBITDA, and an interest coverage ratio to EBITDA of not less than 3 to 1.  As defined, EBITDA is reduced by preferred dividend payments.  The Company’s subsidiaries guaranteed the Company’s obligations under the facility.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement dated February 29, 2012 among Evolution Petroleum Corporation, the Guarantors and Texas Capital Bank N.A.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLUTION PETROLEUM CORPORATION

Date:March 6, 2012	By:	/s/ Robert S. Herlin
Robert S. Herlin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement dated February 29, 2012 among Evolution Petroleum Corporation, the Guarantors and Texas Capital Bank N.A.